Nasdaq Symbol USPI April 2004

SAFE HARBOR STATEMENT This presentation contains forward-looking statements, including those regarding United Surgical Partners International, Inc. and the services it provides. Investors are cautioned not to place an undue reliance on these forward-looking statements, which will speak only as of the date of this presentation. United Surgical Partners International, Inc. undertakes no obligation to publicly revise these forward-looking statements.

COMPANY OVERVIEW Strong same facility revenue growth and EBITDA growth Attractive case and payor mix with minimal exposure to government reimbursement Strategic relationships with leading not-for-profit healthcare systems Experienced management team focusing on facility level operating discipline Leading operator of short stay surgical facilities in the US and Western Europe

FACILITIES 74 surgical facilities world-wide Non-JV JV England Spain

Low risk cash flows from high margin specialties and reliable payors FAVORABLE REVENUE AND PAYOR MIX 2003 Revenue Mix Gastrointestinal Ophthalmology 6% 17% 39% 9% 8% 5% 11% 5% Other Orthopedic & Pain Management Obstetrics/ Gynecology General Surgery Ear, Nose & Throat Plastic Surgery 73% Private Insurance 4% 11% 12% Other Government Self-Pay 2003 Payor Mix

INDUSTRY OVERVIEW 9

RAPIDLY GROWING MARKET U.S. Outpatient Surgery Market (Surgeries in millions) Hospital Outpatient Surgeries Freestanding Facility Outpatient Surgeries 1981 6% 94% 3.8 1985 10% 90% 7.7 1990 17% 83% 13.3 1995 25% 75% 17.3 2002 29% 71% 26.2 Outpatient surgery has grown from 15% to over 75% of all surgeries since 1980

OPPORTUNITIES IN WESTERN EUROPE England Spain Approximately 20% of population accesses the private healthcare market Physician-driven healthcare Contracting with payors requires critical mass and efficient operations Limited competition Inherent limitations of National Health Systems

GROWTH STRATEGY 15

FOCUS ON INTERNAL GROWTH Same Facility Results Domestic Surgical Cases (in thousands) Long-term Case Growth of 7 - 9% Western Europe Net Revenue ($ in millions) 17% 2002 2001 219 238 9% 2003 2002 17% 2002 2001 $137 $173 Exchange rate 16% 2003 2002 Total 26%

STRONG FACILITY OPERATIONS USPI EDGE - Every Day Giving Excellence Efficient case scheduling maximizes physician productivity Staffing flexibility - reduces daily costs Emphasis on facility operations drives margin improvement Salaries, wages and benefits are 26% of total net revenues

PRICING TRENDS 2002 2003 2003 same facility results U.S. Net Revenue/Case 2003 2002 $1,386 $1,709 Total 23% Exchange rate 16% Western Europe Net Revenue/ Adjusted Admission $1,442 2002 $1,580 2003 Total 10% Surgical hospitals 3%

DEVELOPMENT STRATEGY USPI will continue to implement a two-pronged development strategy Add new joint venture partners - Leading not-for-profit healthcare systems - Physicians Add facilities in existing markets - De novos - Acquisitions Add new markets with existing joint venture partners

HEALTHCARE SYSTEM PARTNERS Promotes physician loyalty Leverages USPI's expertise Vehicle for expanding network 35 facilities in partnership with 16 healthcare system partners (Las Vegas, Phoenix and 2 in S. California) BON SECOURS HEALTH SYSTEM, INC.

STRONG RETURNS ON INVESTMENT 120% (pre-management fee) 2003 return on equity 2002 De Novo Development Profile Number of facilities: 6 2003 facility revenue: $13.1 million Weighted average facility EBITDA margins: 40% Average age: 1.5 years old EBITDA positive in first year Average total equity invested: $2.8 million

DE NOVO DEVELOPMENTS 16 of 17 de novo projects include a hospital partner Under Construction (Hospital Partner) Phoenix, Arizona (Catholic Healthcare West) Los Angeles, California (Catholic Healthcare West) Ft. Worth, Texas (Baylor Health Care System) Dallas, Texas (Baylor Health Care System) Dallas, Texas (Baylor Health Care System) San Antonio, Texas (Christus Healthcare) Under Development Texas 4 California 3 Louisiana 1 Virginia 2 New Jersey 1

FINANCIAL OVERVIEW 31

SAME FACILITY EBITDA MARGINS 2002 24% 28% Western Europe 33% 36% U.S. facilities without Hospital Partners Total U.S. U.S. facilities with Hospital Partners 24% 29% 36% 39% Western Europe U.S. facilities without Hospital Partners Total U.S. U.S. facilities with Hospital Partners 2003

RAPID REVENUE GROWTH ($ in millions) U.S Spain U.K. $138.4 42% 39% 19% 2000 $244.4 29% 55% 16% 2001 $342.4 26% 60% 14% 2002 $446.3 27% 59% 14% 2003

RAPID EPS GROWTH $0.26 2001 $0.79 2002 $1.06 2003 200% 34%

CAPITALIZATION TO SUPPORT CONTINUED GROWTH ($ in millions) Cash and Equivalents Senior Debt Subordinated Debt Total Debt Total Shareholders' Equity Total Capitalization Dec. 2003 $ 28.5 $ 155.8 148.9 $ 304.7 390.7 $ 695.4

CASH FLOW ANALYSIS ($ in millions) Cash Flow from Operations* Maintenance Capex Expansion Capex De Novo Capex (8) Net Change in Ownership Cash Available for Acquisitions Acquisitions (6) YTD 2003 $ 87 21 66 21 4 9 $ 32 $ 52 * Includes one-time benefit of $11 million due to Ortholink restructure.

MILEPOSTS FOR SUCCESS Earnings Per Share $1.30-$1.33 2004 Revenues 2004 $508-$518 million

Nasdaq Symbol USPI